UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):December 31, 2010
T3 MOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-150888 (Commission File Number)	20-4987549 (IRS Employer Identification No.)

2990 Airway Avenue, Suite A Costa Mesa, California (Address of principal executive offices)	92660 (Zip Code)
Registrant’s telephone number, including area code: (714) 619-3600

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements
          This Form 8-K and other reports filed by T3 Motion, Inc. (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form S-1 entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
          Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.
Item 1.01 Entry into a Material Definitive Agreement; Amendment of a Material Definitive Agreement
Securities Exchange Agreement
          On December 31, 2010, T3 Motion, Inc., a Delaware corporation (the “Registrant”), entered into a Securities Exchange Agreement (the “Exchange Agreement”) with Vision Opportunity Master Fund, Ltd. (“Warrantholder”) pursuant to which the Registrant exchanged 3.5 million Class G Warrants into 2.1 million shares of Registrant common stock.
          The foregoing description is only a summary and is qualified in its entirety by reference to the aforementioned transaction documents contained in Exhibit 10.2 which is incorporated herein by reference.
          The transaction was completed through a private placement to accredited investors and is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.
Amendment of Convertible Debenture
          On December 31, 2009, the Registrant issued 10% Senior Secured Convertible Debentures in the principal amount of $3,500,000 to Vision Opportunity Master Fund, Ltd. (“Lender”). The Lender and the Registrant executed an amendment of the Debenture on December 31, 2010 and extended the maturity date from December 31, 2010 to March 31, 2011. All other provisions of the Debenture remained unchanged.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
          The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.
          As set forth under Item 1.01 above, on December 31, 2010, the Registrant agreed to issue common stock to a certain investor. This investor represented that it was an “accredited” investor as defined under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”). The Registrant relied upon the exemption from registration as set forth in Section 4 (2) of the Securities Act for the issuance of these securities.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Amendment No. 1 to 10% Senior Secured Convertible Debenture dated as of December 31, 2010

10.2	Securities Exchange Agreement dated as of December 31, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2011	T3 MOTION, INC. (Registrant)
/s/ Kelly Anderson
Kelly Anderson, Chief Financial Officer